Exhibit 99.1

U.S. GoldMining Identifies New Au-Cu Porphyry Targets from 2025 Exploration Program at the Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – January 20, 2026 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce the initial results of the 2025 exploration program at its 100% owned Whistler Gold-Copper Project (the “Whistler Project” or “Project”). The 2025 exploration program focused on targeting potential resource growth through developing new drill targets at the Whistler Orbit and Muddy Creek prospect areas; this release compiles the results from the scout drilling program completed over the Whistler Orbit.

2025 Whistler Orbit Exploration Results:

●	Four new high priority target areas identified from basal till and/or top of bedrock gold-copper geochemistry, combined with geological mapping of porphyry distribution and geophysical surveys (magnetics ± IP chargeability), suggestive of potential for the future discovery of new bedrock porphyry gold-copper mineralization:

○	Whistler extensions – new zones of copper anomalism in both basal till and top of bedrock sampling located immediately east of the currently delineated Whistler deposit.

○	Mammoth & Snow Ridge – two new large gold ± copper anomalies located 2-3 kilometers north of the Whistler deposit comprised of broad intense gold anomalies in tills and bedrock.

○	Raintree area – widespread gold ± copper anomalism indicative of wingspan extensions immediately adjacent to the existing Raintree deposit and throughout the broader target area.

○	Hotfoot – emerging new target defined by an intense bedrock gold anomaly associated with a large ‘Whistler look-alike’ magnetic anomaly 1 kilometer south of Raintree deposit.

●	The highest priority targets are now being prepared for follow-up infill and expansion scout drilling, followed by deeper diamond core drilling, projected to commence in summer 2026.

●	The Company continues to advance its previously announced initial assessment study (“PEA”) for the Project (see news release dated June 9, 2025).

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “We are pleased with the outcome of the scout drilling program completed over the Whistler Orbit area in 2025, which provided further indication of the potential for discovery of new Au-Cu porphyry deposits. The objective of the 2025 summer program was to follow up on the over 25 individual geophysical intrusive targets previously identified from magnetic inversion modelling, by systematically collecting geochemical data across the Whistler-Raintree porphyry cluster to provide an additional vector to defining high priority drill targets. Several zones of strongly anomalous Au & Cu in basal till and top of bedrock samples, in conjunction with lithologic mapping and the existing geophysical data, provide compelling evidence in support of conducting deeper systematic core drilling to test for new discoveries of bedrock hosted economic Au-Cu mineralization, which is currently being planned for the upcoming 2026 field season.

Additional pending exploration results for the Muddy Creek program, also completed during the 2025 field season, will be provided in due course as analysis and interpretation is completed. The Whistler PEA is progressing, and the Company is currently aiming to release results before the end of Q1 2026. We believe that the combination of gold, copper and silver hitting all-time high commodity prices over recent months, the existing large gold-copper-silver mineral resource and district-scale exploration potential and the project’s location in one of America’s most prospective and mining-friendly jurisdictions, Alaska, marks a potential inflection point for the Company over the coming year. We look forward to providing further updates on the Whistler Project, including our plans for ongoing exploration and further mine scoping studies throughout the year ahead.”

510,000 mE
520,000 mE
6,880,000 mN
6,870,000 mN
6,860,000 mN
6,850,000 mN
N
Whistler – Raintree
Mineral System
Whistler Orbit
Korbel
Mammoth
Raintree North
Raintree East
Big White
Whistler Deposit
Raintree Deposit
Sunbowl
Hotfoot
Whistler
Camp
Rainmaker
Legend
Property
Deposit
Au Target
District Au
Deposit
U.S. GOLDMINING
EXPLORATION TARGETS
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N
Contact Zone
Muddy
Creek
Arsenoknob
Muddy Creek
Mineral System
Howell Zone
Cirque Zone
Island Mountain
Mineral System
RPM
Island Mtn Deposit
Super Conductor
5 km

Figure 1 The Whistler Project, containing three gold ± copper ± silver mineral systems: Whistler – Raintree, which contains the currently delineated Whistler and Raintree deposits; Island Mountain which contains the namesake gold deposit and several additional undrilled targets; and Muddy Creek which holds potential for discovery of an intrusive related gold system.

2025 Whistler Exploration Program Details

The Company completed a scout drilling program (the “Program”) in August-October 2025, of 169 shallow drillholes (ranging from 3m to 8m hole depth) over the Whistler–Raintree mineral system, or ‘Whistler Orbit’ – see Figure 1. The Whistler Orbit represents a classic porphyry cluster over an area of approximately 7.5 km by 4.5 km comprising multiple porphyry targets surrounding the existing Whistler and Raintree gold-copper porphyry deposits. The Program had the objective of adding geochemical pathfinder vectors to build upon geophysical modelling which indicates over 25 individual potential porphyry intrusive bodies located beneath glacial till cover in the Whistler Orbit.

Gold – Geochemical Response in Tills
N
Snow Ridge
Mammoth West
Mammoth East
Mammoth
Whistler
Big White
Raintree North
Whistler Deposit
Raintree Deposit
Hotfoot
Raintree
U.S. GOLDMINING
Whistler Orbit
WHISTLER PROJECT
ALASKA, U.S.A.
2025 Till Drilling Program
Basal Till Geochem
0
1000 meters
Copper – Geochemical Response in Tills
N
Snow Ridge
Mammoth West
Mammoth East
Big White
Raintree North
Coronet
Whistler Deposit
Raintree Deposit
Hotfoot
Legend
Resource Pit Shell
Target
Exploration Area
Claim Outline
Streams
Geochemical Contours
Left: Au in base-of-till
Right: Cu in base-of till
Moderately Anomalous
Strongly Anomalous
Intensely Anomalous
Ice Flow Direction

Gold – Geochemical Response in Bedrock
Copper – Geochemical Response in Bedrock
N
Snow Ridge
Mammoth West
Mammoth East
Mammoth
Whistler
Big White
Raintree North
Raintree Deposit
Whistler Deposit
Raintree
Hotfoot
Coronet
U.S. GOLDMINING
Whistler Orbit
WHISTLER PROJECT
ALASKA, U.S.A.
2025 Till Drilling Program
Top of Bedrock Geochem
0
1000 meters
January 16, 2026
Legend
Resource Pit Shell
Target
Exploration Area
Claim Outline
Streams
Geochemical Contours
Left: Au in bedrock chips
Right: Cu in bedrock chips
Moderately Anomalous
Strongly Anomalous
Intensely Anomalous

Figure 2 Top: Geochemical response in basal till samples (left: gold; right: copper). Bottom: Geochemical response in top of bedrock samples (left: gold; right: copper).

The scout drilling program was conducted by SLR Consulting (Canada) Ltd. (“SLR”), using a helicopter portable ‘Shock Auger’ drilling system, which is designed to penetrate glacial till deposits to collect a sample at the base of glacial deposits (the overburden-bedrock interface). Where possible, a top-of-bedrock rock chip sample is also collected from the underlying bedrock. A pattern of evenly spaced scout drillholes was completed over exploration areas interpreted from surficial geological mapping to have shallow glacial till cover, comprised of unconsolidated gravel, sand and clay which overlies (‘covers’) the bedrock which is prospective for porphyry Au-Cu mineralization. The drill hole pattern was designed on a perpendicular alignment to the ancient glacial ice-flow direction, with the objective of being able to track basal-till anomalies in the ‘up ice’ direction towards a possible bedrock source. Two exploration areas were targeted with contiguous grids of evenly spaced scout drill holes: the Whistler-Raintree area, and the Mammoth exploration area north of Portage Creek.

The objective of the Program was to collect geochemical data to vector towards potential undetected porphyry Au-Cu mineralization beneath the till cover, which averages 2-10 meters in thickness over 80% of the Whistler Orbit area. The Company has previously defined over 25 individual potential exploration targets within the Whistler Orbit (see news release dated May 27, 2025), each comprising a geophysical signature similar to the known Whistler deposit.

The Program was successful in collecting a basal till sample in all 169 drill holes and collected top of bedrock chips in 63% of the holes drilled, intersecting multiple occurrences of previously unmapped porphyry intrusive rocks beneath till cover. Porphyry-related geochemical anomalism is defined via a statistical process, to determine relative enrichment of Au, Cu and related pathfinder elements, above naturally occurring ‘background’ levels. Statistical thresholds for moderate, high, and intense geochemical anomalism were established as Robust Z-Score values of 1, 2, and 3 respectively.

Four principle Au ± Cu target areas are emerging within the Whistler Orbit area: Whistler extensions, Raintree extensions, Mammoth, and Hotfoot (see Figure 2).

Whistler wingspan target area: Scout drilling adjacent to the Whistler deposit targeted Induced Polarity (“IP”) chargeability anomalies in bedrock beneath till cover located north and east of the drill delineated mineral resources (see news release dated October 7, 2024). Drilling discovered a strong to intense copper anomaly in basal till with an associated moderately anomalous bedrock response at the ‘Coronet’ target area, located immediately east of the Whistler deposit. This new geochemical anomaly is suggestive of the potential for additional wingspan expansion of the known Whistler deposit mineralization.

Mammoth & Snow Ridge target area: The Mammoth area of exploration interest, located 2 kilometers north of the Whistler deposit, was first detected from 2024 top-of-till geochemistry results, which showed anomalous gold values overlying a large magnetic-high feature, which in 3D inversion modelling demonstrates similar geometry to the Whistler host porphyry diorite stock i.e. a ‘Whistler look-alike’ magnetic anomaly. The Program comprised a broad wide-spaced scout drill grid over the magnetic anomaly and additional exploratory holes ‘up-ice’ of the anomalous top-of-till values in the ‘Snow Ridge’ area. Strong to intensely anomalous gold values were reported in both tills and top of bedrock samples over the Mammoth East & West areas. Additionally, an emerging zone of moderate to intensely anomalous gold and moderate to strong copper, in both tills and bedrock, was identified at the Snow Ridge area located 1 kilometer northwest of Mammoth. Both prospect areas require further exploration to improve delineation of the new targets, followed by deeper diamond core drilling.

Raintree target area: The Raintree area of exploration interest aimed to explore surface expressions adjacent to the Raintree West deposit, including chargeability features to the north and south of the deposit, and historically under-drilled parts of the Raintree North and Raintree East prospects. The program identified widespread copper and gold anomalies throughout the broad target area. Anomalous values overlying and surrounding the delineated Raintree deposit helps to confirm the effectiveness of the exploration methodology and in addition suggests potential for additional wingspan extensions. Broad zones of strong to intense gold in tills and bedrock, supported by moderate copper values in basal till over the Raintree North and East targets further supports additional exploration in these areas which have only been lightly drilled historically with diamond core.

Hotfoot target area: Scout drilling was extended to the southwest of the Raintree target area to explore the emerging ‘Hotfoot’ target area, an underexplored magnetic feature with similar geometry (from 3D inversion modelling) to the Whistler deposit and Mammoth magnetic anomalies. The drilling returned anomalous gold-in-till down-ice of the Hotfoot target, and a large intense gold-in-bedrock anomaly directly overlying high gold values previously reported in deep diamond core drilling (WH24-05: 138.00 m at 0.99 g/t AuEq, comprised of 0.89 g/t Au, 0.05 % Cu and 17.57 g/t Ag, plus 0.44% Pb and 0.95% Zn, from 635.0 m downhole; see news release February 10, 2025), which is interpreted to represent ‘D-style’ porphyry veins potentially associated with an as yet unidentified nearby source porphyry. Additional infill and step out scout drilling will need to be conducted over the Hotfoot target area to better refine this target.

Overall, the 2025 scout drilling program over the Whistler Orbit returned multiple zones of highly anomalous gold ± copper in both basal till and top of bedrock sampling. These anomalies are frequently coincident with newly mapped porphyry lithologies beneath the till cover, logged from top of bedrock drill chips. Combined with the geophysical datasets, including 3D magnetic inversion modelling of porphyry stocks and dykes, and/or IP chargeability which detects potential phyllic (quartz-sericite-pyrite) alteration zones, the scout drill method provides a robust basis for the Company to identify and prioritize diamond core drill targets for the upcoming 2026 summer field season. Additional information on the future planned diamond core drilling program and budget will be released in the coming months.

Technical Information

For further information regarding the Project and the mineral resource estimates referenced herein, refer to the technical report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, available under the Company’s respective profiles at www.sec.gov and www.sedarplus.ca.

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, its planned exploration programs and PEA and the Project’s exploration potential. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.